                                                                    EXHIBIT 10.8

                               FIFTH AMENDMENT TO
                                CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of March 18, 2003 among PACKAGING DYNAMICS, L.L.C., a Delaware limited liability company ("Packaging"), INTERNATIONAL CONVERTER, INC., a Delaware corporation ("ICI"; together with Packaging, individually a "Borrower" and collectively the "Borrowers"), the Persons identified as "Guarantors" on the signature pages hereto (the "Guarantors"), the Persons identified as "Lenders" on the signature pages hereto (the "Lenders") and BANK OF AMERICA, N.A., a national banking association, formerly known as NationsBank, N.A., as Agent (the "Agent") for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth, or incorporated by reference, in the Credit Agreement (defined below).

                                    RECITALS

         WHEREAS, the Borrowers, the Guarantors, the Agent and the Lenders are parties to that certain Credit Agreement dated as of November 20, 1998 (as previously amended and as amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement");

         WHEREAS, the Borrowers and the Guarantors have requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

         WHEREAS, the Lenders have agreed to do so, as more fully set forth below, but only upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART 1

                         AMENDMENTS TO CREDIT AGREEMENT

         The Credit Agreement is hereby amended in accordance with this Part 1.

         SUBPART 1.1 Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended in the following respects:

                  (a) The definition of "Agency Services Address" is hereby replaced by the definition of "Agency Management Address" to read as follows:

                  "Agency Management Address" means Bank of America, N.A., 101 North Tryon Street, 8th Floor, NCI-001-08-19, Charlotte, North Carolina 28255, Attn: Agency

         Management, or such other address as may be identified by written notice from the Agent to the Borrower.

                  (b) The definition of "Applicable Percentage" is hereby amended in its entirety to read as follows:

                  "Applicable Percentage" means the appropriate applicable percentages corresponding to the Leverage Ratio in effect as of the most recent Calculation Date as shown below:



                                                              Applicable Percentage
                       ---------------------------------------------------------------------------------------------------
                             Eurodollar Loans                 Base Rate Loans
                       ----------------------------   -----------------------------
                       Revolving Loans                Revolving Loans                   Standby     Commercial
Pricing     Leverage    and Tranche A    Tranche B     and Tranche A     Tranche B     Letter of    Letter of   Commitment
 Level       Ratio       Term Loans      Term Loans     Term Loons       Term Loans    Credit Fee   Credit Fee      Fee
--------------------------------------------------------------------------------------------------------------------------
          <2.5 to 1.0      2.75%           3.75%           1.75%            2.75%        2.75%        1.375%       0.50%
--------------------------------------------------------------------------------------------------------------------------
          <3.0 to 1.0
II            but          3.00%           3.75%           2.00%            2.75%        3.00%        1.500%       0.50%
          >2.5 to 1.0
          -
--------------------------------------------------------------------------------------------------------------------------
          <3.5 to 1.0
III           but          3.25%           3.75%           2.25%            2.75%        3.25%        1.625%       0.50%
          >3.0 to 1.0
          -
--------------------------------------------------------------------------------------------------------------------------
          <4.0 to 1.0
IV           but           3.50%           4.00%           2.50%            3.00%        3.50%        1.750%       0.50%
          >3.5 to 1.0
          -
--------------------------------------------------------------------------------------------------------------------------
V         >4.0 to 1.0      3.75%           4.25%           2.75%            3.25%        3.75%        1.875%       0.50%
          -
--------------------------------------------------------------------------------------------------------------------------

                           The Applicable Percentage for purposes of calculating
                  the applicable interest rate for any day for any Loan, the applicable rate of the Commitment Fee for any day for purposes of Section 3.4(a), the applicable rate of the Standby Letter of Credit Fees for any day for purposes of Section 3.4(b) and the Commercial Letter of Credit Fees for any day for purposes of Section 3.4(b)(ii) shall, in each case, be determined and adjusted quarterly on the date (each a "Calculation Date" five Business Days after the date by which the Borrower is required to provide the officer's certificate in accordance with the provisions of Section 7.1(d); provided that if the Borrower fails to provide the officer's certificate required by Section 7.1(d) on or before the most recent Calculation Date, the Applicable Percentages for such Calculation Date shall be based on Pricing Level V from such Calculation Date until such time that an appropriate officer's certificate is provided whereupon the Pricing Level shall be determined by the then current Leverage Ratio. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Loans and Letters of Credit as well as any new Loans made or Letters of Credit issued.

                           The Borrower shall promptly deliver to the Agent, at
                  the address set forth on Schedule 11.1 and at the Agency Management Address, at the time the officer's certificate is required to be delivered by Section 7.1(d), information regarding any change in the Leverage Ratio that would change the existing Pricing Level pursuant to the preceding paragraph.

                  (c) Clause (c) of the definition of "Change of Control" is hereby amended in its entirety to read as follows:

                           (c) members of the Sponsor Group shall fail to own
                  beneficially, directly or indirectly, in the aggregate at least 42.5% of the outstanding Voting Stock of the Parent,

         SUBPART 1.2 Amendments to Section 7.2. Sections 7.2(a) and (d) of the Credit Agreement are hereby amended in their entirety to read as follows:

                  7.2 Financial Covenants.

                           (a) Leverage Ratio. The Credit Parties shall cause
                  the Leverage Ratio, measured as of the last day of each fiscal quarter, to be less than or equal to the ratio shown below for the period corresponding thereto:

               Period                                                 Ratio
               ------                                                 -----
               January 1, 2001 through June 30, 2001              4.35 to 1.00
               July 1, 2001 through September 30, 2001            4.10 to 1.00
               October 1, 2001 through December 31, 2001          4.00 to 1.00
               January 1, 2002 through March 31, 2002             3.75 to 1.00
               April 1, 2002 through September 30, 2002           3.50 to 1.00
               October 1, 2002 through December 31, 2002          3.25 to 1.00
               January 1, 2003 through March 31, 2003             3.10 to 1.00
               April 1, 2003 through June 30, 2003                3.00 to 1.00
               July 1, 2003 through December 31, 2003             2.75 to 1.00
               January 1, 2004 through March 31, 2004             2.50 to 1.00
               April 1, 2004 and thereafter                       2.00 to 1.00

                                  ************

                           (d) Fixed Charge Coverage Ratio. The Credit Parties
                  shall cause the Fixed Charge Coverage Ratio, for the twelve month period ending on the last day of each fiscal quarter of the Borrower, to be greater than or equal to the ratio shown below for the period corresponding thereto:

       Period                                               Ratio
       ------                                               -----
       January 1, 2002 through September 30, 2002       1.10 to 1.00
       October 1, 2002 through December 31, 2002        1.15 to 1.00
       January 1, 2003 and thereafter                   1.15 to 1.00

                                     PART 2

                      CONDITIONS PRECEDENT TO EFFECTIVENESS

         SUBPART 2.1 Conditions Precedent. This Amendment shall become effective as of the date hereof upon the satisfaction (or waiver in writing by each of the Lenders) of each of the following conditions precedent:

                  (a) Executed Amendment. Receipt by the Agent of counterparts of this Amendment, which collectively shall have been duly executed on behalf of (i) the Borrowers, (ii) the Guarantors and (iii) the Required Lenders.

                  (b) Resolutions and Incumbency. Receipt by the Agent of (i) copies of resolutions of the Board of Directors or their equivalent for the Credit Parties, each approving and adopting this Amendment and authorizing execution and delivery hereof and (ii) an incumbency certificate of each Credit Party, in each case certified by a secretary or assistant secretary of the applicable Credit Party to be true and correct.

                  (c) Fees. The Agent shall have received (i) on behalf of each Lender that approves this Amendment by delivery to the Agent of an executed signature page on or before 5:00 p.m. EDT, March 18, 2003, a fee equal to 0.125% of the Commitments of such Lender (after giving effect to this Amendment) and (ii) such fees due and payable pursuant to that certain fee letter agreement dated as of the date hereof among the Borrowers and Bank of America, N.A.

                                     PART 3

                                  MISCELLANEOUS

         SUBPART 3.1 Authority/Enforceability. Each of the Credit Parties, the Agent and the Lenders party hereto represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and
         (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         SUBPART 3.2 Representation and Warranties. The Credit Parties represent and warrant to the Lenders that:

                  (a) The representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof except for those that specifically relate to an earlier date.

                  (b) No event has occurred and is continuing which constitutes a Default or an Event of Default.

                  (c) The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

                  (d) The Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

         SUBPART 3.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

         SUBPART 3.4 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 3.5 Instrument Pursuant to Credit Agreement. This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SUBPART 3.6 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Part 2, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         SUBPART 3.7 Further Assurances, The Credit Parties agree to promptly take such action, upon the request of the Agent, as is necessary to carry out the intent of this Amendment.

         SUBPART 3.8 GENERAL RELEASE. IN CONSIDERATION OF THE REQUIRED LENDERS ENTERING INTO THIS AMENDMENT, THE CREDIT PARTIES HEREBY RELEASE THE AGENT, THE LENDERS, AND THE AGENT'S AND THE LENDERS' RESPECTIVE OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, COUNSEL AND DIRECTORS FROM ANY AND ALL ACTIONS, CAUSES OF ACTION, CLAIMS, DEMANDS, DAMAGES AND LIABILITIES OF WHATEVER KIND OR NATURE, IN LAW OR IN EQUITY, NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED TO THE EXTENT THAT ANY OF THE FOREGOING ARISES FROM ANY ACTION OR FAILURE TO ACT UNDER THE CREDIT AGREEMENT OR UNDER THE OTHER CREDIT DOCUMENTS ON OR PRIOR TO THE DATE HEREOF.

         SUBPART 3.9 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SUBPART 3.10 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SUBPART 3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 3.12 General. Except as amended hereby, the Credit Agreement and all other Credit Documents shall continue in full force and effect.





         [The remainder of this page has been left blank intentionally.]

         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written,



BORROWERS:                        PACKAGING DYNAMICS, L.L.C.


                                  By: /s/ Henry C. Newell
                                     ----------------------------------
                                  Name:   Henry C. Newell
                                        -------------------------------
                                  Title:  Chief Financial Officer
                                         ------------------------------


                                  INTERNATIONAL CONVERTER, INC.,
                                  as a Borrower and a Guarantor


                                  By: /s/ Henry C. Newell
                                     ----------------------------------
                                  Name:   Henry C. Newell
                                        -------------------------------
                                  Title:  Chief Financial Officer
                                         ------------------------------



GUARANTORS:                       PACKAGING HOLDINGS, L.L.C.


                                  By: /s/ Henry C. Newell
                                     ----------------------------------
                                  Name:   Henry C. Newell
                                        -------------------------------
                                  Title:  Chief Financial Officer
                                         ------------------------------


                                  BAGCRAFT PACKAGING, L.L.C.
                                  (F/K/A BAGCRAFT ACQUISITION, L.L.C.)


                                  By: /s/ Henry C. Newell
                                     ----------------------------------
                                  Name:   Henry C. Newell
                                        -------------------------------
                                  Title:  Chief Financial Officer
                                         ------------------------------


                                  IPMC ACQUISITION, L.L.C.


                                  By: /s/ Henry C. Newell
                                     ----------------------------------
                                  Name:   Henry C. Newell
                                        -------------------------------
                                  Title:  Chief Financial Officer
                                         ------------------------------


                                  WOLF PACKAGING, INC.


                                  By: /s/ Henry C. Newell
                                     ----------------------------------
                                  Name:   Henry C. Newell
                                        -------------------------------
                                  Title:  Chief Financial Officer
                                         ------------------------------





                                                      PACKAGING DYNAMICS, L.L.C.
                                                   INTERNATIONAL CONVERTER, INC.
                                                                 FIFTH AMENDMENT

LENDERS: BANK OF AMERICA, N.A., a national banking association, formerly known as NationsBank, N.A., in its individual capacity and as Agent


                                By: /s/ Richard C. Hardison
                                   ---------------------------------
                                Name:   Richard C. Hardison
                                     -------------------------------
                                Title:  Vice President
                                      ------------------------------








                                                     PACKAGING DYNAMICS, L.L.C.
                                                  INTERNATIONAL CONVERTER, INC.
                                                                FIFTH AMENDMENT

                                             WACHOVIA BANK, NATIONAL ASSOCIATION


                                             By: /s/ David L. Driggers
                                                 --------------------------
                                             Name:   David L. Driggers
                                                   ------------------------
                                             Title:  Managing Director
                                                    -----------------------





                                                     PACKAGING DYNAMICS, L.L.C.
                                                  INTERNATIONAL CONVERTER, INC.
                                                                FIFTH AMENDMENT

                                        NATIONAL CITY BANK


                                        By: /s/ Stephanie Pass
                                            --------------------------
                                        Name:   Stephanie Pass
                                              ------------------------
                                        Title:  Vice President
                                              ------------------------








                                                     PACKAGING DYNAMICS, L.L.C.
                                                  INTERNATIONAL CONVERTER, INC.
                                                                FIFTH AMENDMENT

                                        LASALLE BANK, NA


                                        By: /s/ Aaron L. Markos
                                            ----------------------------
                                        Name:   Aaron L. Markos
                                              --------------------------
                                        Title:  Assistant Vice President
                                              --------------------------









                                                     PACKAGING DYNAMICS, L.L.C.
                                                  INTERNATIONAL CONVERTER, INC.
                                                                FIFTH AMENDMENT

                                VAN KAMPEN SENIOR INCOME TRUST


                                By:  Van Kampen Investment Advisory Corp.


                                By: /s/ Christina Jamieson
                                   ----------------------------
                                Name:   Christina Jamieson
                                     --------------------------
                                Title:  Vice President
                                       --------------------------






                                                     PACKAGING DYNAMICS, L.L.C.
                                                  INTERNATIONAL CONVERTER, INC.
                                                                FIFTH AMENDMENT

                                VAN KAMPEN PRIME RATE INCOME TRUST


                                By:  Van Kampen Investment Advisory Corp.


                                By: /s/ Christina Jamieson
                                   ----------------------------
                                Name:   Christina Jamieson
                                     --------------------------
                                Title:  Vice President
                                       --------------------------






                                                     PACKAGING DYNAMICS, L.L.C.
                                                  INTERNATIONAL CONVERTER, INC.
                                                                FIFTH AMENDMENT

                                        THE CIT GROUP EQUIPMENT FINANCING, INC.



                                        By: /s/ Katie J. Saunders
                                           ----------------------------
                                        Name:   Katie J. Saunders
                                             --------------------------
                                        Title:  Senior Credit Analyst
                                               --------------------------






                                                     PACKAGING DYNAMICS, L.L.C.
                                                  INTERNATIONAL CONVERTER, INC.
                                                                FIFTH AMENDMENT

                                            COMERICA BANK



                                            By: /s/ Felicia M. Maxwell
                                               ------------------------------
                                            Name:   Felicia M. Maxwell
                                                 ----------------------------
                                            Title:  Comerica Bank
                                                   --------------------------






                                                     PACKAGING DYNAMICS, L.L.C.
                                                  INTERNATIONAL CONVERTER, INC.
                                                                FIFTH AMENDMENT

                                            SENIOR DEBT PORTFOLIO


                                            BY:  BOSTON MANAGEMENT AND RESEARCH,
                                                 AS INVESTMENT ADVISOR


                                            By: /s/ Payson F. Swaffield
                                               ----------------------------
                                            Name:   Payson F. Swaffield
                                                 --------------------------
                                            Title:  Vice President
                                                   --------------------------






                                                     PACKAGING DYNAMICS, L.L.C.
                                                  INTERNATIONAL CONVERTER, INC.
                                                                FIFTH AMENDMENT

                                AIM FLOATING RATE FUND
                                By: INVESCO Senior Secured Management, Inc.
                                    As Attorney in fact



                                By: /s/ Joseph Rotondo
                                   ----------------------------
                                Name:   Joseph Rotondo
                                     --------------------------
                                Title:  Authorized Signatory
                                       --------------------------






                                                     PACKAGING DYNAMICS, L.L.C.
                                                  INTERNATIONAL CONVERTER, INC.
                                                                FIFTH AMENDMENT

                                AVALON CAPITAL LTD.
                                By: INVESCO Senior Secured Management, Inc.
                                    As Portfolio Advisor



                                By: /s/ Joseph Rotondo
                                   ----------------------------
                                Name:   Joseph Rotondo
                                     --------------------------
                                Title:  Authorized Signatory
                                       --------------------------






                                                     PACKAGING DYNAMICS, L.L.C.
                                                  INTERNATIONAL CONVERTER, INC.
                                                                FIFTH AMENDMENT

                                AVALON CAPITAL LTD. 2
                                By: INVESCO Senior Secured Management, Inc.
                                    As Portfolio Advisor




                                By: /s/ Joseph Rotondo
                                   ----------------------------
                                Name:   Joseph Rotondo
                                     --------------------------
                                Title:  Authorized Signatory
                                       --------------------------






                                                     PACKAGING DYNAMICS, L.L.C.
                                                  INTERNATIONAL CONVERTER, INC.
                                                                FIFTH AMENDMENT

                                CHARTER VIEW PORTFOLIO
                                By: INVESCO Senior Secured Management, Inc.
                                    As Investment Advisor




                                By: /s/ Joseph Rotondo
                                   ----------------------------
                                Name:   Joseph Rotondo
                                     --------------------------
                                Title:  Authorized Signatory
                                       --------------------------






                                                     PACKAGING DYNAMICS, L.L.C.
                                                  INTERNATIONAL CONVERTER, INC.
                                                                FIFTH AMENDMENT